Filed pursuant to Rule 497(a)
Registration No. 333-290337
Rule 482ad

LETTER FROM CEO

Dear Fellow Shareholder,

I’m Mike Dinsdale, CEO of Powerlaw Capital Group. Alongside my co-founder and Powerlaw CIO Ben Black, we are excited to share today’s news with the investment community.

Today, just four months into our journey as a public fund - I’ll kick off with a discussion of what we’re announcing, then share my personal perspective on Powerlaw Corp. (“PWRL”), the principles that animate it, and the role we play in providing potential access to the extraordinary value creation happening in private markets.

PWRL’s mission is powerful and simple: Unlock private-market gains for public-market investors. Ben and I hold that as our number one priority. Full stop.

I also hope you’ll join Ben and me for a live investor webcast on Wednesday, September 30, 2026, at 1:30 p.m. PT / 4:30 p.m. ET. We’ll walk through today’s actions and take your questions. Register and submit questions in advance on the Events page in the Investor Relations section of pwrl.com.

The News Moment

The Board approved a dividend program for PWRL’s fiscal year 2027 at an annual rate of 6%, based on PWRL’s August 31, 2026 NAV of $16.23 per share. Under the program, dividends are intended to be paid monthly and declared quarterly, with each monthly dividend equal to $0.0812 per share. The Board has already declared the monthly dividends for October, November and December 2026. Based on the September 18, 2026 closing share price of $11.39, and assuming dividends are declared and paid at the rate of $0.0812 per share each month during fiscal year 2027, the monthly dividend represents approximately an 8.6% effective annualized dividend yield.

The inaugural monthly distribution will be payable on October 30, 2026, to shareholders of record as of October 20, 2026. Subject to the availability of adequate cash returns from potential future portfolio realizations, PWRL intends to maintain a regular monthly dividend cadence. The monthly dividend rate is intended to be adjusted annually based on the corresponding August 31 NAV.

One more thing for your calendar: In addition to the monthly dividends, PWRL intends to declare and pay any required year-end tax distributions. The first such distribution is expected to be declared in December 2026 and paid in January 2027.

The logic is simple: whenever PWRL realizes gains, you should participate - not merely read about them in a year-end report. On September 2, 2026, PWRL sold its first tranche of SpaceX shares that PWRL received from the applicable third-party investment vehicles and netted approximately $19.0 million ($140 per share). This partial disposition of PWRL’s largest position is evidence of its realize-and-reinvest model in action. Let me be clear though: our primary investment objective remains long-term capital appreciation. The dividend program supports the broader model of realizing gains, returning value to shareholders and reinvesting for the future.

The Countdown Is Over

The original shareholder lock-ups were temporary - designed to support an orderly direct listing and the development of a public market for PWRL. That job is done.

Effective September 24th, we are waiving all remaining lock-up restrictions in PWRL’s lock-up agreements with non-affiliated shareholders, roughly two months ahead of schedule. PWRL is now a public fund, and from here we should be judged on the things that matter: NAV, portfolio decisions, realizations, reporting, and how we treat shareholders. That is exactly where we want to be.

We are Creating a New Category

When I speak with our investors, I hear a consistent theme: they bought PWRL because they wanted to own private, pre-IPO companies like PWRL’s portfolio including SpaceX, OpenAI, Kalshi, Kraken, Colossal BioSciences, Deel, Vast Data, Stripe, Shield AI, Databricks, Mercor.io, Tether Holdings, Saronic, Perplexity, Canva, Rippling, Figma, Waymo but had few practical ways to do so. 1

Access to companies like these was largely reserved for institutions and private-market investors with the capital, relationships, and connections to get access. With PWRL, all you need is a brokerage account.

As of August 31, 2026, PWRL’s estimated net asset value of $700.5M represented approximately 1.71x times its aggregate paid in capital of $408.8M. That figure includes our valuation of unrealized investments and does not represent a shareholder’s investment return.

Playing the Long Game

Our August 31 NAV was $16.23 per share. PWRL closed at $11.39 on September 18, 2026, representing a discount of approximately 30%. We are proud of our portfolio performance since our listing. To improve share price performance, we must execute: grow NAV over time, realize gains thoughtfully, communicate clearly, increase liquidity and accessibility, and give investors the information they need to evaluate PWRL for themselves. Today’s announcements mark meaningful progress on these fronts.

True innovation is not always recognized immediately, but over time execution speaks for itself.

The Flywheel - “What's Next Is Where Value Compounds”

Our investment process is the underlying discipline — Source. Realize. Share. Reinvest. Repeat.

Ben published a manifesto at pwrl.com. His opening line reminds us that the power law — a small number of investments drive a disproportionate share of all outcomes — is an immutable investment truth. Bell curves describe many things; capital appreciation in private companies is not one of them.

1	As of June 30, 2026, PWRL owned direct and/or indirect positions in these companies as well as one additional position which must remain confidential pursuant to a contractual obligation. For additional details, see PWRL’s SEC filings at sec.gov and website at pwrl.com.

Ben knows this better than nearly anyone. Sixteen years ago, he helped create the architecture of the venture-secondaries market when he co-founded Akkadian Ventures, building an origination engine into the private technology economy. This experience and network enable us to build something new around it: a publicly traded platform that offers everyday investors access to private-market value creation.

An Entire Team at the Edge of Next

I have spent much of my career inside category-defining technology businesses, as CFO at Docusign, DoorDash, and Gusto. I’ve seen what these companies look like from the inside as they scale. I understand the intensity, ambition and execution required to turn an idea into a business that changes an industry.

Ben and I are doubling down on the talent we need to continue to scale the public platform. This quarter, we strengthened our capabilities across deal execution, corporate strategy, distribution channels, and investor relations.

I am pleased to announce three senior leadership additions:

●	Aayush Phumbhra, Senior Vice President / Partner: Co-founder of Chegg, Inc. (NYSE: CHGG), with two decades of experience as an entrepreneur, operator, and investor across leading technology companies and venture funds.
●	Steve Blatney, Vice President, Channel & Distribution: Drives institutional market coverage and distribution strategy, backed by executive capital markets roles across Citi-ONE ATS, Nasdaq Private Market, and Galileo Global Securities.
●	Nicole Bellefeuille, Vice President, Investor Relations: Brings deep investor relations and market strategy expertise, drawing on senior product marketing experience at BlackRock and dedicated investor relations experience at Makena Capital and Farallon Capital Management.

Public Ownership, Public Accountability

I intend to set the highest bar for both public ownership and public accountability. Clarity and immediacy will help the public markets value us fairly. For example, we will publish a monthly NAV report, issue a quarterly Portfolio Intelligence Review, which focuses on how we select, manage, and value the portfolio, and a semi-annual shareholder report, which includes a comprehensive financial review.

The goal is to make PWRL easier to judge on the facts.

For every generation, one vehicle has helped define the next chapter of value creation — Berkshire for industry, Vanguard for indexing, venture funds for startups. We intend PWRL to be the next source of individual wealth creation in the private-company economy.

Thank you for your trust, your partnership, and yes, your patience.

Mike Dinsdale

Chief Executive Officer and Co-Founder, Powerlaw Corp. (Nasdaq: PWRL)

LETTER FROM CIO

POWERLAW CORP. | NASDAQ: PWRL

WHAT'S NEXT
IS THE WHOLE POINT

Three private market icons are going public.
We are thinking about what’s next.

BEN BLACK

Chief Investment Officer, Powerlaw Corp.

The Great Graduation

The most famous private market companies in history may be on to the next chapter

For more than a decade, some of the most well-known companies reshaping the world were unavailable to most of the people living in it. SpaceX, OpenAI and Anthropic grew into three of the largest private companies ever created. Their scale made private-market access feel like the opportunity itself.

Now the map appears to be changing. SpaceX is public. OpenAI and Anthropic may follow. The three companies that came to define the private-market access trade are moving toward universal availability in ordinary brokerage accounts. These three companies also took the lion’s share of private market capital along the way.

That is about to change.

We are happy that the entire world of investors may soon have access to the three “monsters.” The purpose of private-market investing was never to create scarcity against global demand. It was to identify consequential companies before they became obvious, gain access before they became broadly available, and manage those investments with discipline as they matured.

We are still in the early stages of what we see as an emerging new economy reordered by artificial intelligence. Right now, new category leaders are already being built beneath and above the companies now graduating into the public markets. Most of the world doesn’t know these companies.

We believe our job is to find them.

Moving beyond three logos

Famous names attract attention. We do not believe that they are, by themselves, a strategy.

A portfolio should not become a museum of yesterday's access. When a portfolio company goes public, the company does not suddenly become less important. But the investment rationale does change. Liquidity changes. Price discovery changes. And the reason for owning a company through a public venture capital fund changes.

We realize that a newly public company may have decades of growth ahead of it. When a company goes public inside a public venture capital fund, it does not create an automatic sell signal. It creates a number of choices.

So, what do we do when a company in the PWRL portfolio goes public?

We may retain exposure when prospective returns justify it. We may reduce a position when its size, valuation or liquidity changes the balance of risk and reward. We may sell when the capital can work harder somewhere else. The decision should be driven by underwriting logic in the context of a fund designed for private market exposure that holds a large portion of the fund in a company that investors can now buy directly.

That is why Powerlaw has begun realizing a portion of the gains created by the portfolio's first generation of winners. On September 23, 2026, the Fund announced it sold its first tranche of SpaceX shares and netted ~$19.0M ($140/share). This partial disposition of the Fund’s largest position is evidence of its realize-and-reinvest model in action.

From Access to Outcomes

Powerlaw was created to bring venture-capital expertise into a publicly-traded fund. Access has never been the whole product. Our ambition is to build a repeatable capital cycle:

Source. Realize. Share. Reinvest. Repeat.

That cycle rests on sixteen years of experience across more than 800 private-market transactions through our affiliated investment platform, Akkadian Ventures. It also rests on a simple belief: a mark-up is not a return until it is realized.

Year to date, the Fund converted $63.2 million of private positions into cash, generating approximately $31.5 million of realized gains at an aggregate realized multiple of approximately 2.0x.

A New Pact With Stockholders

Realization creates a choice. A fund can retain every available dollar, return every available dollar, or establish a discipline for doing both.

We have chosen the third path.

Powerlaw has initiated a monthly dividend for the fiscal year ending September 30, 2027, declared quarterly, that provides stockholders a way to participate in the Fund's distributable value in a consistent, visible and understandable manner.

This does not turn Powerlaw into a fixed income fund. It is, instead, a capital-allocation commitment. When the Fund has value available to distribute, stockholders should be able to participate in that value. At the same time, when compelling private investments are available, the Fund should retain meaningful capacity to pursue them. Our aim is to strike a balance between sharing value and compounding value. Distributions reduce the Fund's NAV by the amount paid and may be sourced from net investment income, realized gains and/or return of capital.

Building a Portfolio of What We Believe Comes Next

The largest private companies of the last cycle were dominated by a handful of recognizable names. We believe the next private market will be broader and more complex. Now is the time to redeploy capital to what we believe are the next generation of high-growth companies before the next wave of liquidity comes back to the private markets.

Powerlaw constructs its portfolio broadly across all the areas of the venture ecosystem, not by which technology is being used or by chasing logos. To this end, we have identified the five frontiers of the new economy to understand our holdings, with each frontier defining our POV on company selection. The five frontiers of the future are:

●	Machine Intelligence: the companies whose product is part of the intelligence value chain
●	Space & Defense: the companies building machines that operate autonomously in physical, contested and extreme environments.
●	Financial Infrastructure: the companies rebuilding how value is priced, moved and settled.
●	Future of Work: the companies changing how organizations are staffed, run and created.
●	Synthetic Biology: the companies re-engineering living systems.

The frontier tells you where a company is building. It does not tell you what kind of business it is. Two companies can be building the same frontier and share almost nothing operationally. One pours concrete and launches hardware. One runs a platform that thousands of developers build on. One ships a product that a person opens on a phone. Same frontier, different businesses — different capital requirements, different competitive dynamics.

To ensure that we are building a thoughtful portfolio, we then ask what layer does the company operate in. The question the layer asks is simple: who is the customer, and what do they do with it? We think in terms of three layers:

Foundation: Physical or protocol-level assets that are capital intensive to build and difficult to displace once built.

Engine: Models, platforms, rails and markets that other products, transactions and organizations run on:

Edge: Finished products and systems consumed directly by an end customer.

Our exposure is curated using concentrated investments across our five frontiers and three layers, which helps us create a bespoke portfolio to meet the time.

Our task is to identify the businesses in each of the frontiers with durable economic advantages, strong revenue quality, credible paths to scale and valuations that leave room for returns. We have already begun redeploying capital. As those investments become reportable, our filings and portfolio disclosures will show where it is going.

The Permanent Job

The list of logos will change. Our job will not.

Find the companies building the next economy before they become obvious. Gain access on sensible terms. Underwrite the business, not the story. Manage concentration. Generate cash. Share a portion with stockholders. Put the balance back to work.

Then begin again.

The famous names were never the whole product.

The cycle is the product

Now we are going back to work discovering what we believe are the next generation of icons.

Benjamin Black

Chief Investment Officer, Powerlaw Corp.

Disclosures

Investors are advised to carefully consider the investment objective, risks, charges, and expenses of the Fund before investing. A prospectus, dated May 20, 2026, as amended from time to time, which has been filed with the Securities and Exchange Commission, contains this and other information about the Fund and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. An offer may only be made by means of a prospectus, copies of which may be obtained when available from: Powerlaw Capital Group at 631 Folsom Street, Suite A, San Francisco, California 94107 or by visiting our website at pwrl.com.

An investment in the Fund is speculative and involves a high degree of risk, with substantial risk of loss. Shares of closed-end funds such as the Fund frequently trade at a discount to net asset value. The Fund is a listed closed-end fund registered under the Investment Company Act. Like other Nasdaq-listed securities, it can be held in standard brokerage accounts and in individual retirement accounts.

Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No stockholder has the right to require the Fund to redeem such stockholder's shares. While the Fund's shares are listed on an exchange, an active orderly market for the shares may not develop or be sustained. Investors may be unable to sell their shares at or above the price initially paid for those shares. There is no assurance that the Fund will achieve its investment objective, or that the private companies in which the Fund invests will ever have a liquidity event.

The Fund may gain indirect exposure to companies by investing in special purpose vehicles or similar investment structures (collectively, "SPVs"). Investors should be aware that the use of SPVs introduces additional layers of structural complexity, costs, expenses, and additional risks related to liquidity, transparency, and valuation. More information regarding these risks is included in the Fund’s prospectus.

Forward-Looking Statements

This communication includes "forward-looking statements," including with respect to the Fund’s dividend program, trading market, and the performance of the Fund’s investments. These statements also include statements regarding the Fund's objectives to expand access to private markets and other statements that are not historical facts. You can sometimes identify forward-looking statements through the use of words or phrases such as "will," "expect," "anticipate," "aim," "intend," or similar words and expressions of the future.

Forward-looking statements involve known and unknown risks, uncertainties, and assumptions, including the risks outlined under "Risk Factors" in the prospectus and elsewhere in the Fund's filings with the Securities and Exchange Commission, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. The Fund and its affiliates have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.

PRESS RELEASE

Powerlaw Corp. (Nasdaq: PWRL) Announces 6% Dividend

Also Waives 100% of Remaining Non-Affiliate Lock-Ups, Provides Update on Portfolio Realize-and-Reinvest Model, and Bolsters Senior Team with Industry-Leading Talent

SAN FRANCISCO, September 23, 2026 – Powerlaw Corp. (Nasdaq: PWRL) (the "Fund"), a publicly traded fund offering exposure to private technology companies, today announced a series of corporate actions designed to continue to deliver stockholder value:

●	The Fund’s Board of Directors has approved an annual dividend program for the Fund’s fiscal year 2027, which begins on October 1, 2026, and has declared the first three monthly dividends under the program. The Fund intends to declare and pay monthly dividends to stockholders at an annual rate of 6% based on the Fund’s August 31, 2026 NAV of $16.23 per share, which translates into a monthly dividend equal to $0.0812 per share. For all stockholders of record as of October 20, 2026, the Fund intends to pay the first dividend on October 30, 2026. The Board of Directors may amend or terminate the dividend program at any time.
●	In addition to the above monthly dividends, the Fund intends to declare required year-end tax distributions, if any, in December 2026 and pay them during the first quarter of 2027.
●	To enhance market float and trading liquidity, the Fund has waived the remaining lock-up restrictions for non-affiliated stockholders.
●	The strategic partial sale of the Fund’s SpaceX shares to fund dividends, tax distributions, and new private-market investments, demonstrating the Fund’s realize-and-reinvest model in action.
●	The appointment of three senior professionals at Powerlaw Capital Group, LLC (“Powerlaw”), strengthening capabilities across deal execution, corporate strategy, distribution channels, and investor relations.

Building on the private-market expertise of Akkadian Ventures, the Fund listed its shares on May 27, 2026 to unlock private market value for public investors by giving them exposure to some of the world’s most sought-after private company investment opportunities that historically have been reserved for institutional investors.

"We are focused on liquidity, value creation, and long-term compounding growth. Today’s announcements reflect our commitment to building a vital, long-term platform that converts private market growth into tangible value for our stockholders,” said Mike Dinsdale, Co-founder and Chief Executive Officer.

Initiation of Monthly Dividend

The Fund’s Board of Directors approved a monthly dividend, to be declared quarterly, for the Fund’s fiscal year 2027 which begins on October 1, 2026. The dividend will have a 6% annual rate based on the Fund’s August 31, 2026 NAV of $16.23 per share, which translates into a monthly dividend equal to $0.0812 per share. The Fund’s Board of Directors has already declared the monthly dividends for the Fund’s first fiscal quarter of 2027. For all stockholders of record as of October 20, 2026, the Fund intends to make the first monthly dividend on October 30, 2026. Based on the September 18, 2026 closing share price on Nasdaq of $11.39 and assuming that a stockholder bought Fund shares at that price prior to the first record date of October 20, 2026, that the stockholder continues to hold those shares through and including the record date for the monthly dividend in September 2027 and that the monthly dividend is declared and paid by the Board of Directors in its discretion at the rate of $0.0812 per share each month during the Fund's fiscal year 2027, the monthly dividend represents approximately an 8.6% effective annualized dividend yield.

For the months of October, November, and December of 2026, the Fund’s Board of Directors has approved the following specific dividends:

Month	Record Date	Payable Date	Per Share
October	10/20/2026	10/30/2026	$0.0812
November	11/20/2026	11/30/2026	$0.0812
December	12/21/2026	12/30/2026	$0.0812

Subject to the availability of adequate cash returns from potential future portfolio realizations, the Fund intends to maintain a regular monthly dividend cadence. There is no guarantee that the Fund will have sufficient cash available to fund dividends. Because the monthly dividend rate is intended to be adjusted annually based on the corresponding August 31 NAV, the size of the monthly dividend could be adjusted annually to reflect the value of the portfolio. The Fund’s Board of Directors may terminate the dividend program at any time.

Annual Tax Distribution

In addition to the above-described monthly dividends, the Fund intends to declare required year-end tax distributions, if any, in December 2026 and pay them during the first quarter of 2027.

Dividend Reinvestment Plan

Stockholders may choose how they receive the monthly dividends and any annual year-end tax distributions. Stockholders are automatically enrolled in the Fund’s Dividend Reinvestment Plan (DRIP). Pursuant to the terms of the DRIP, any stockholders who have not opted out at least five business days prior to the applicable record date will have any dividends or distributions reinvested in additional shares to be issued by the Fund. Additional details, deadlines, and instructions about participation in the DRIP are available in the Fund’s prospectus and in the FAQ in the Investor Relations section of the Fund’s website at pwrl.com. The Fund’s prospectus is available on the Securities and Exchange Commission’s website at sec.gov, and it is also available on the Fund’s website at pwrl.com.

Early Waiver of Non-Affiliate Lock-Ups

As of the Fund’s May 27, 2026 direct listing, the Fund’s stockholders were subject to agreements with the Fund that attached lock-up restrictions to their shares and provided a fixed schedule for the expiration of those restrictions. Effective September 24, 2026, the Fund has waived those remaining lock-up restrictions with respect to the remaining shares, which would have otherwise been released on November 23, 2026. Based on this waiver, 13,716,695 additional shares are eligible for immediate sale in the public market on September 24, 2026. This lock-up waiver does not apply to any stockholders who are directors, officers, employees, or contractors to the Fund, and also does not affect any lock-up agreements that any stockholder has entered into with a third party other than the Fund.

Portfolio Gain Realization and Reinvestment

On September 2, 2026, the Fund sold its first tranche of SpaceX shares that the Fund received from the applicable third-party investment vehicles, and netted approximately $19.0 million ($140/share). This partial disposition of the Fund’s largest position is evidence of its realize-and-reinvest model in action.

Ben Black, Co-founder and Chief Investment Officer, added, "Our strategy focuses on identifying and investing in category-defining private technology companies that can potentially generate top-decile returns. As mature holdings hit key liquidity milestones, our realize-and-reinvest model offers the potential to return meaningful capital directly to stockholders while continuously funding the next generation of industry leaders. This disciplined investment cycle is designed to compound value for investors over the long term. By offering public investors exposure to these private-market returns at compelling valuations, Powerlaw is establishing a new standard for venture investing."

Strategic Leadership Additions

Powerlaw is pleased to announce three senior leadership additions:

●	Aayush Phumbhra, Senior Vice President / Partner: Co-founder of Chegg, Inc. (NYSE: CHGG), with two decades of experience as an entrepreneur, operator, and investor across leading technology companies and venture funds.
●	Steve Blatney, Vice President, Channel & Distribution: Drives institutional market coverage and distribution strategy, backed by executive capital markets roles across Citi-ONE ATS, Nasdaq Private Market, and Galileo Global Securities.
●	Nicole Bellefeuille, Vice President, Investor Relations: Brings deep investor relations and market strategy expertise, drawing on senior product marketing experience at BlackRock and dedicated investor relations experience at Makena Capital and Farallon Capital Management.

"We are adding key leadership talent across critical functions to drive our growth, execute our broader strategy, and scale for the future,” said Mike Dinsdale.

Investor Conference Call & Webcast

The Fund’s management will host a conference call and live webcast on September 30, 2026, to discuss today’s corporate announcements and answer investor questions.

●	Date: Wednesday, September 30, 2026
●	Time: 1:30pm PT / 4:30pm ET
●	Webcast & Question Submission: Investors and interested parties may register for the webcast and submit questions in advance by visiting the Events page in the Investor Relations section of the Fund's website at pwrl.com. An archived replay of the webcast will be made available on the website following the event.

Notes on Dividends and Distributions

The Fund estimates that distributions may be paid from net investment income, net realized capital gains, and/or a return of capital. The Fund will make available a notice pursuant to Section 19(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) with each distribution for which it is required, providing estimated sources at the time of payment. Final tax characteristics of all dividends and distributions for the year will be determined after year-end and reported on Form 1099-DIV. There is no guarantee that the Fund will have sufficient cash available to fund dividends and distributions. The amount of dividends and distributions is not guaranteed, and the Board of Directors may terminate the dividend program at any time. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Stockholders should not assume that the source of distributions from the Fund is net profit. Stockholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

About Powerlaw Corp.

Powerlaw Corp. (Nasdaq: PWRL) is a listed closed-end fund registered under the Investment Company Act, offering a combination of direct and indirect exposure to leading private technology companies through a single Nasdaq-listed security. It provides daily liquidity, monthly NAV reporting, and quarterly portfolio disclosure. As a registered investment company under the Investment Company Act, the Fund is subject to the reporting, governance, and other investor protection provisions applicable to publicly traded funds. The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company ("RIC") for U.S. federal income tax purposes beginning with its taxable year ending September 30, 2026. For more information, visit pwrl.com.

About Powerlaw Fund Adviser, LLC

Powerlaw Fund Adviser, LLC is the investment adviser to the Fund and an affiliate of Akkadian Ventures, LLC ("Akkadian"), a San Francisco-based venture secondary investment firm with more than $1.55 billion in assets under management across affiliated advisers and strategies as of June 30, 2026. Since 2010, Akkadian has completed more than 900 primary and secondary transactions across 139 portfolio companies, bringing deep experience, longstanding industry relationships, and a disciplined underwriting approach to private technology investing. For more information, visit powerlawfunds.com.

Important Information

Investors are advised to carefully consider the investment objective, risks, charges, and expenses of the Fund before investing. A prospectus, dated May 20, 2026, as amended from time to time, which has been filed with the Securities and Exchange Commission, contains this and other information about the Fund and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. An offer may only be made by means of a prospectus, copies of which may be obtained when available from: Powerlaw Capital Group, LLC at 631 Folsom Street, Suite A-B, San Francisco, California 94107 or by visiting our website at pwrl.com.

An investment in the Fund is speculative and involves a high degree of risk, with substantial risk of loss. Shares of closed-end funds such as the Fund frequently trade at a discount to net asset value. The Fund is a listed closed-end fund registered under the Investment Company Act. Like other Nasdaq-listed securities, it can be held in standard brokerage accounts and in individual retirement accounts.

Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No stockholder has the right to require the Fund to redeem such stockholder's shares. While the Fund's shares are listed on an exchange, an active orderly market for the shares may not develop or be sustained. Investors may be unable to sell their shares at or above the price initially paid for those shares. There is no assurance that the Fund will achieve its investment objective, or that the private companies in which the Fund invests will ever have a liquidity event.

The Fund may gain indirect exposure to companies by investing in special purpose vehicles or similar investment structures (collectively, "SPVs"). Investors should be aware that the use of SPVs introduces additional layers of structural complexity, costs, expenses, and additional risks related to liquidity, transparency, and valuation. More information regarding these risks is included in the Fund’s prospectus.

Forward-Looking Statements

This communication includes "forward-looking statements," including with respect to the Fund’s dividend program, trading market, and the performance of the Fund’s investments. These statements also include statements regarding the Fund's objectives to expand access to private markets and other statements that are not historical facts. You can sometimes identify forward-looking statements through the use of words or phrases such as "will," "expect," "anticipate," "aim," "intend," or similar words and expressions of the future.

Forward-looking statements involve known and unknown risks, uncertainties, and assumptions, including the risks outlined under "Risk Factors" in the prospectus and elsewhere in the Fund's filings with the Securities and Exchange Commission, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. The Fund and its affiliates have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.

Contacts

Investors: ir@pwrl.com

Media: media@pwrl.com